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[ING LETTERHEAD]

                                                                   Exhibit 13(L)

October 17, 2003

Ms. Katherine Dinella
Vice President
The Bank of New York - Securities Lending
32 Old Slip
15th Floor
New York, NY 10286

Dear Ms. Dinella:

Pursuant to the terms and conditions of the Securities Lending Agreement and Guaranty dated August 7, 2003 (the "Agreement"), we hereby notify you of the addition of ING Emerging Countries Fund, ING Global Real Estate Fund, ING International Fund, ING International Growth Fund, ING International SmallCap Growth Fund, ING International Value Fund, ING Precious Metals Fund, ING Russia Fund, ING VP Emerging Markets Fund, ING VP International Equity Portfolio, ING VP International Value Portfolio, ING VP Worldwide Growth Portfolio and ING Worldwide Growth Fund (the "Funds"), to be included on the Amended Exhibit A to the Agreement as of November 3, 2003 as shown.

Please signify your acceptance to provide services under the Agreement with respect to the Funds by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                        Sincerely,

                                        /s/ Michael J. Roland

                                        Michael J. Roland

                                        Executive Vice President & Chief
                                        Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By:    /s/ William P. Kelly
       ----------------------------------
Name:  William P. Kelly
       ----------------------------------
Title: Managing Director, Duly Authorized
       ----------------------------------

                                AMENDED EXHIBIT A

                               WITH RESPECT TO THE

                    SECURITIES LENDING AGREEMENT AND GUARANTY

FUND

ING EQUITY TRUST
     ING Convertible Fund
     ING Disciplined LargeCap Fund
     ING Equity and Bond Fund
     ING Large Cap Growth Fund
     ING MidCap Opportunities Fund
     ING MidCap Value Fund
     ING Real Estate Fund
     ING SmallCap Opportunities Fund
     ING SmallCap Value Fund
     ING Tax Efficient Equity Fund


ING FUNDS TRUST
     ING Classic Money Market Fund
     ING High Yield Bond Fund
     ING High Yield Opportunity Fund
     ING Intermediate Bond Fund
     ING Lexington Money Market Trust
     ING Money Market Fund
     ING National Tax-Exempt Bond Fund
     ING Strategic Bond Fund


ING INVESTMENT FUNDS, INC.
     ING MagnaCap Fund



 ING INVESTORS TRUST
     ING AIM Mid Cap Growth Portfolio
     ING Alliance Mid Cap Growth Portfolio
     ING American Funds Growth Portfolio
     ING American Funds Growth-Income Portfolio
     ING American Funds International Portfolio
     ING Capital Guardian Large Cap Value Portfolio
     ING Capital Guardian Managed Global Portfolio
     ING Capital Guardian Small Cap Portfolio
     ING Developing World Portfolio
     ING Eagle Asset Value Equity Portfolio
     ING FMR(SM) Diversified Mid Cap Portfolio
     ING Goldman Sachs Internet Tollkeeper(SM) Portfolio
     ING Hard Assets Portfolio
     ING International Portfolio
     ING Janus Growth and Income Portfolio
     ING Janus Special Equity Portfolio
     ING Jennison Equity Opportunities Portfolio
     ING JPMorgan Fleming Small Cap Equity Portfolio
     ING Julius Baer Foreign Portfolio


ING INVESTORS TRUST (CONT.)
     ING Limited Maturity Bond Portfolio
     ING Liquid Assets Portfolio
     ING Marsico Growth Portfolio
     ING Mercury Focus Value Portfolio
     ING Mercury Fundamental Growth Portfolio
     ING MFS Mid Cap Growth Portfolio
     ING MFS Research Portfolio
     ING MFS Total Return Portfolio
     ING PIMCO Core Bond Portfolio
     ING Salomon Brothers All Cap Portfolio
     ING Salomon Brothers Investors Portfolio
     ING T. Rowe Price Capital Appreciation
     ING T. Rowe Price Equity Income Portfolio
     ING UBS U.S. Balanced Portfolio
     ING Van Kampen Equity Growth Portfolio
     ING Van Kampen Global Franchise Portfolio
     ING Van Kampen Growth and Income Portfolio
     ING Van Kampen Real Estate Portfolio

ING MAYFLOWER TRUST
     ING Growth + Value Fund
     ING International Value Fund


ING MUTUAL FUNDS
     ING Emerging Countries Fund
     ING Foreign Fund
     ING Global Equity Dividend Fund
     ING Global Real Estate Fund
     ING International Fund
     ING International SmallCap Growth Fund
     ING Precious Metals Fund
     ING Russia Fund
     ING Worldwide Growth Fund

ING SERIES FUND, INC.
     Brokerage Cash Reserves
     ING Aeltus Money Market Fund
     ING Balanced Fund
     ING Bond Fund
     ING Government Fund
     ING Growth and Income Fund
     ING Growth Fund
     ING Index Plus LargeCap Fund
     ING Index Plus MidCap Fund

     ING Index Plus SmallCap Fund
     ING International Growth Fund
     ING Small Company Fund
     ING Strategic Allocation Balanced Fund
     ING Strategic Allocation Growth Fund
     ING Strategic Allocation Income Fund
     ING Technology Fund
     ING Value Opportunity Fund

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
     ING VP Strategic Allocation Balanced Portfolio
     ING VP Strategic Allocation Growth Portfolio
     ING VP Strategic Allocation Income Portfolio

ING VARIABLE FUNDS
     ING VP Growth and Income Portfolio

ING VARIABLE INSURANCE TRUST
     ING VP Worldwide Growth Portfolio

ING VARIABLE PORTFOLIOS, INC.

     ING VP Growth Portfolio
     ING VP Index Plus LargeCap Portfolio
     ING VP Index Plus MidCap Portfolio
     ING VP Index Plus SmallCap Portfolio
     ING VP International Equity Portfolio
     ING VP Small Company Portfolio
     ING VP Technology Portfolio
     ING VP Value Opportunity Portfolio

ING  VARIABLE PRODUCTS TRUST

     ING VP Convertible Portfolio
     ING VP Disciplined LargeCap Portfolio
     ING VP Growth + Value Portfolio
     ING VP Growth Opportunities Portfolio
     ING VP High Yield Bond Portfolio
     ING VP International Value Portfolio
     ING VP Large Company Value Portfolio
     ING VP LargeCap Growth Portfolio
     ING VP MagnaCap Portfolio
     ING VP MidCap Opportunities Portfolio
     ING VP SmallCap Opportunities Portfolio

ING VP BALANCED PORTFOLIO, INC.

ING VP BOND PORTFOLIO

ING VP EMERGING MARKETS FUND, INC.

ING VP MONEY MARKET PORTFOLIO